Exhibit 10.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the annual report on Form 20-F of MIH Limited, a company organized under the laws of the British Virgin Islands (the "Company"), for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge and belief, that:

          1.) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2002 (the last date of the period covered by the Report).




Dated:  October 25, 2002              /s/ Jacobus D.T. Stofberg
                                      -------------------------
                                      Jacobus D.T. Stofberg
                                      Chief Executive Officer



Dated:  October 25, 2002              /s/ Stephen F. Ward
                                      --------------------------
                                      Stephen F. Ward
                                      Chief Financial Officer